Fair Value Measurement	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurement

Note 9. Fair Value Measurement

Certain assets and liabilities are required to be recorded at fair value on a recurring basis. The Company’s assets and liabilities required to be adjusted to fair value on a recurring basis are pension plan assets.  Refer to Note 14, Retirement Plans, for the fair value of the Company’s pension plan assets as of December 31, 2016 and 2015.   Refer to Note 12, Debt, for the fair value of the Company’s debt as of December 31, 2016, which is recognized at book value.

In addition to assets and liabilities that are recorded at fair value on a recurring basis, the Company is required to record certain assets and liabilities at fair value on a nonrecurring basis, generally as a result of acquisitions or the remeasurement of assets resulting in impairment charges.  Refer to Note 3, Business Combinations, for further discussion on the fair value of assets and liabilities associated with acquisitions.

There was a de minimis amount of impairment charges during the year ended December 31, 2016.

The fair value as of the measurement date, net book value as of the end of the year and related impairment charge for assets measured at fair value on a nonrecurring basis subsequent to initial recognition during the years ended December 31, 2015 and 2014 were as follows:

	Year Ended December 31, 2015		As of December 31, 2015
	Impairment Charge	Fair Value Measurement (Level 3)	Net Book Value
Long-lived assets held for sale or disposal	$9	$15	$14
Total	$9	$15	$14

	Year Ended December 31, 2014		As of December 31, 2014
	Impairment Charge	Fair Value Measurement (Level 3)	Net Book Value
Long-lived assets held and used	$1	$1	$1
Long-lived assets held for sale or disposal	3	11	1
Goodwill	100	—	—
Total	$104	$12	$2

The fair values of assets held for sale that were remeasured during the years ended December 31, 2016, 2015 and 2014 were reduced by estimated costs to sell of $0 million, $0 million and $1 million, respectively.

During the year ended December 31, 2014, goodwill for the magazines, catalogs and retail inserts reporting unit was written down to an implied fair value of zero. Refer to Note 4, Restructuring, Impairment and Other Charges, for further discussion regarding this impairment charge.

The Company’s accounting and finance management determines the valuation policies and procedures for Level 3 fair value measurements and is responsible for the development and determination of unobservable inputs.

The fair values of the long-lived assets held and used and long-lived assets held for sale or disposal were determined using Level 3 inputs and were estimated based on discussions with real estate brokers, review of comparable properties, if available, discussions with machinery and equipment brokers, dealer quotes and internal expertise related to the current marketplace conditions. Unobservable inputs obtained from third parties are adjusted as necessary for the condition and attributes of the specific asset.